EXHIBIT 24




              		SPARTECH CORPORATION AND SUBSIDIARIES
                        		         POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 1, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 12, 1998                           /s/ Alan R. Teague
                                                   Alan R. Teague
                                                   Director




												EXHIBIT 24




              		SPARTECH CORPORATION AND SUBSIDIARIES
                        		         POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 1, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 12, 1998                             /s/ Francis J. Eaton
                                                    Francis J. Eaton
                                                    Director





												EXHIBIT 24




              		SPARTECH CORPORATION AND SUBSIDIARIES
                        		         POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 1, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 12, 1998                           /s/ Jackson W. Robinson
                                                  Jackson W. Robinson
                                                  Director




												EXHIBIT 24




              		SPARTECH CORPORATION AND SUBSIDIARIES
                        		         POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 1, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 12, 1998                          /s/ Thomas L. Cassidy
                                                 Thomas L. Cassidy
                                                 Director

EXHIBIT 24




              		SPARTECH CORPORATION AND SUBSIDIARIES
                        		         POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 1, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 12, 1998                                /s/ W. R. Clerihue
                                                       W. R. Clerihue
                                                       Director





												EXHIBIT 24




              		SPARTECH CORPORATION AND SUBSIDIARIES
                        		         POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 1, 1997, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 12, 1998                               /s/ John R. Kennedy
                                                      John R. Kennedy
                                                      Director